AROTECH

Arotech Corporation

2011

2012

And Beyond

September 2011

AROTECH

Safe Harbor Statement

This presentation may contain forward-looking statements.
These statements should be viewed in the context of the risk factors articulated in Arotech's most recent SEC filings.

AROTECH

Arotech Mission

Arotech products significantly enhance security for militaries and municipalities by offerings that substantially improve performance and reliability.

AROTECH

Arotech Divisions



- **Training & Simulation**
  - Transit & combat driving simulation
  - Use-of-Force training
  - Motion dynamics for engineers


BATTERY RECHARGEABLE
LITHIUM ION, SEALED

- **Power Systems**
  - Primary batteries
  - Rechargeable batteries & chargers
  - SWIPES/ Soldier Worn Integrated Power System



- **Armor**
  - Armored Military Vehicles
  - Aviation Armor

AROTECH

Financial Overview

Arotech Corporation
2008 through 2010(A), 2011(F), 2012 (F)

ARTX Profit and loss statement in thousands of USD	2008 Actual	2009 Actual	2010 Actual	2011 Forecast	2012 Forecast
REVENUE $	**68,949**	**74,534**	**73,741**	**84,000 / 88,000**	**100,000**
EBITDA $	**2,862**	**3,016**	**2,865**	**2,250 / 3,000**	**3,500 / 5,000**

AROTECH

2011

- Revenue forecast
  - $84-88 million
- EBITDA
  comparable to 2010 less
  certain development costs

AROTECH

Financial Condition

- Net worth $50,000,000
- $10 million credit line
  - Zero at August 15, 2011
- Backlog today at $100,000,000

AROTECH

Breakup Value

- Trading at less than one quarter of revenue
- Breakup value $75,000,000 to $100,000,000

AROTECH

Financial Overview

Training & Simulation Group 2008 through 2010(A) & 2011(F)

Training & Simulation Profit and loss statement in thousands of USD	2008 Actual	2009 Actual	2010 Actual	2011 Forecast
REVENUE $	**36,033**	**39,206**	**35,562**	**43,000 / 45,000**
EBITDA $	**6,312**	**6,450**	**6,012**	**5,250 / 6,000***
				***$1,000,000 additional development expense**

AROTECH TRAINING & SIMULATION DIVISION

FAAC

IES Interactive Training

Realtime technologies inc

AROTECH

Simulation

Customers

We train:

- **Wheeled Vehicle Operators**
  - **Driving Simulators**
    - Military, Municipal, and Commercial
- **Public Safety Personnel**
  - **Judgment Skills / Use of Force Simulators**
    - FBI, CAPOST, NYPD
- **Research Institutions**
  - **Analysis Tools**
    - Military, Municipal, and Commercial
- **Aircrews**
  - **High-speed Accurate Missile Simulations**
    - Training ranges and in-cockpit information displays

AROTECH



Simulation

Products




POLICE


ZAP

- Vehicle Driving Simulators
  - Military vehicles, transit (bus/rail), emergency responder, passenger vehicle, airport, commercial truck, …
- Use of Force Trainers
  - MILO, FDU
- Weapon System Simulations
  - ZAP, Training Range Software, MACE
- Research & Engineering Tools
  - SimCreator, SimVista, SimObserver

AROTECH



Simulation

USMC ODS

USMC OPERATOR DRIVING SIMULATOR





- 2007 sole source award focused on pre-deployment and Fleet readiness
- MTVR, M1114 Up-Armored HMMWV, Cougar Cat I & Cat II MRAP, Buffalo & capability within each simulator using reconfigurable cabin
- Fixed base, Full-motion, Single & Dual Mobile Configurations
  - 59 systems delivered – USMC/USMCR
  - 4 systems delivered - USN/EOD
- 250,000 miles driven
- $5.7M award to add MATV capability and upgrade legacy cabs at schoolhouses to support USMC ODS baseline

AROTECH





Simulation

VCTS – US Army Win:




- Virtual Clearance Training Suites to train soldiers in convoy operations for IED detection and clearance.
- VCTS Award:
  - First Proposal Submitted September 2010
  - Second Proposal Submitted February 2011
  - Contract Awarded in May, 2011
    - First Article Delivery January 6, 2012
    - Contract Size: 63 Million – 28 suites
    - Options up to 93.9 Million

VCTS Vehicles to be Simulated



MPCV
Buffalo



VMMD Husky



MMPV RG31/Panther



MTRS Talon

FAAC INCORPORATED

Threshold – 28 Sites


IOS and 25 Seat AAR
IOS and 10 Seat AAR
IOS and 5 Seat AAR
MPCV
VMMD
MMPV
MMPV
GUNNER
RIOS/AAR
MTRS
MMPV
GUNNER
MMPV
MMPV
RIOS/AAR
VMMD
MTRS
MMPV
MMPV
GUNNER

MPCV - Buffalo



Threshold MPCV
Student Training Station

Dual seat eyepoint geometry


204.02°
137.52°
204.02°
137.52°
Eyepoint location is selectable by switch between driver and co-driver
Split Eyepoint
Driver Eyepoint
Co-Driver Eyepoint

AROTECH



Simulation

Common Driver Training

COMMON DRIVER TRAINER CDT SV STRYKER VARIANT

- Competitive PEO STRI STOC Program – Teamed with SAIC
- Common simulator framework with interchangeable cabs to support Army-wide training requirements for multiple vehicles
- Stryker: FAAC lead for HW/SW development, integration, test, and install.
  - Lots I & II– 14 systems delivered $10M in contract value
- M1 & MRAP Variants: FAAC hardware vendor to SAIC for visual display systems, computational environment, and mobile trainer facility
  - $14M in contract value
- Anticipating CDT re-compete in 2012 with PEOSTRI estimating value at $350M

AROTECH

Financial Overview

Power Systems Group
2008 Through 2010 (A) & 2011 (F)

BATTERY Profit and loss statement in thousands of USD	2008 Actual	2009 Actual	2010 Actual	2011 Forecast
REVENUE $	**15,154**	**17,821**	**18,676**	**19,000**
EBITDA $	**869**	**988**	**1,067**	**700 / 1,100**

Electric Fuel

EFB

AROTECH



We Supply Power

Products

Rechargeable Lithium Ion Battery



4 Channel Li-ion Smart Charger



Integrated State of Charge Indicator + Safety Circuit



- **Lithium Ion Primary & Rechargeable Batteries**
  - Communications equipment, thermal imaging systems
  - Missile firing controls
- **Zinc-air**
  - Military communications equipment
- **WAB**
  - Vest & lifejacket safety lights
- **Chargers & State of Charge Indicators (SOCI)**
- **Batteries for Sea, Ground, Air & Space**
  - Equipment from small UAV craft to huge submersibles

AROTECH

SECUMAR BALTIC SWITLIK EAM ZODIAC AEROSPACE



Power

Customers



U.S. ARMY ARMY STRONG®

RANGER





Elbit Systems

RAFAEL ADVANCED DEFENSE SYSTEMS LTD.

IAI MLM DIVISION Systems Missiles and Space Group ISRAEL AEROSPACE INDUSTRIES LTD

AROTECH

Epsilor Electronic Industries Battery Products

Power Systems Group

Underwater: Vehicle



- Li-Ion energy packs for underwater vehicles.
- Much better energy density then standard lead acid packs.
- Innovative control and protection system.
- Smart pack command and control features.

Epsilor Electronic Industries
Battery Products

AROTECH

Power Systems Group

Ground: Starter Kit



211

- Advanced starter kit for starting heavy vehicles.
- Ultra-high power, rechargeable, light-weight, portable power pack - can deliver up to 3,000 peak Amps current
- Power pack to for starting heavy vehicles (tanks) in cases where the standard batteries are not operating.
- Program status: first pack to be delivered for army qualification Q3'11

AROTECH

Epsilor Electronic Industries Battery Products

Power Systems Group

Air: UAV



- Back-up batteries and chargers for high-end UAV's.
- The battery has an outstanding power and energy density.
- The battery's ruggedized construction will withstand the environmental conditions and operation in temperature range of +60C° to -60C°
- Program status: first battery to be delivered to customer by Q1'12

AROTECH

Epsilor Electronic Industries Battery Products

Power Systems Group

Space: Rocket Launcher


Ariane 5 - May 14
ESA

- High-end rechargeable batteries for space rockets.
- Operation in extreme environmental conditions.
- Replaces old Silver-Zinc batteries.
- Ultra-high power density.
- Program status: deliver first set of batteries for operational use Q1'12

AROTECH

Power Systems Group

Epsilor Electronic Industries Battery Products

Space: Satellite



- Main battery for GEO and LEO satellites.
- Battery will be built with commercial Li-Ion cells that will be selected and assembled in a unique process to verify the reliability of the battery.
- Program status:
  - Program start: Q1’11
  - Operational battery: Q1’14

AROTECH

Financial Overview

Armor Group
2008 Through 2010 (A) & 2011 (F)

ARMOR Profit and loss statement in thousands of USD	2008 Actual	2009 Actual	2010 Actual	2011 Forecast
REVENUE $	**17,762**	**17,507**	**19,504**	**18,000**
EBITDA $	**864**	**279**	**122**	**(250)**

AROTECH

Armor

Customers



- US Army, Air Force and Navy
- Israel Defense Force
- Boeing
- L3 Communications
- Department of State
- Police and Government agencies
- Canadian, European and Australian Air Forces

U.S. AIR FORCE

BOEING

NAVAIR
NAVAL AIR SYSTEMS COMMAND

L3 communications

Teaming Agreement with
TEXTRON Marine & Land Systems
TEXTRON Systems



Products

- Armored military vehicles
- Armored commercial vehicles
- Aircraft armor


TIGER


DAVID




Aviation

AROTECH

First Look at 2011

- Preliminary guidance – raised to Revenue $84 - 88,000
- VCTS will begin to contribute in Q4
- Investing portion of 2011 EBITDA for growth beyond 2011

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Simulation

Programs of Potential



- VCTS big win with significant contribution in 2012, 2013, 2014
- Common Driver Training "CDT" A potential $350 million program may be let in 2012
- We are the incumbent, with SAIC.

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Batteries

Programs of Potential

- "SWIPES" Soldier Worn Integrated Power Equipment System to US and Israeli Special Forces
- Battery for Israeli space satellite
- Submarine battery for Israeli Navy



AROTECH

Armor

Programs of Potential



- TIGER sales by Textron
  - DHS, Afghan Military
  - Transit security
  - International
- Future Israel Defense Force "Jeep"

AROTECH

Summary

2011 will be a challenge for all companies in the defense industry

Arotech is in a position to maintain its performance while demonstrating an ability to win new significant programs and grow substantially in 2012 and beyond